UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2014

OCCIDENTAL PETROLEUM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-9210	95-4035997
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5 Greenway Plaza, Suite 110
Houston, Texas	77046
(Address of principal executive offices)	(ZIP code)

Registrant’s telephone number, including area code: (713) 215-7000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
Spin-Off Agreements

In connection with the previously announced spin-off (the Spin-Off) of Occidental Petroleum Corporation’s (Occidental) California oil and gas operations and related assets through the distribution of approximately 80.5% of all outstanding shares of common stock of California Resources Corporation (California Resources) to the holders of Occidental common stock (the Distribution), Occidental entered into several agreements with California Resources on November 25, 2014 that govern the Spin-Off and the relationship of the parties following the Spin-Off, including the following:

•	Separation and Distribution Agreement;

•	Stockholder’s and Registration Rights Agreement;

•	Tax Sharing Agreement;

•	Employee Matters Agreement;

•	Transition Services Agreement;

•	Area of Mutual Interest Agreement;

•	Confidentiality and Trade Secret Protection Agreement; and

•	Intellectual Property License Agreement.

We refer to these agreements collectively as the “Operative Agreements.”
Each of the Operative Agreements, other than the Separation and Distribution Agreement, was effective as of 11:59 PM ET on November 30, 2014, the effective time of the Spin-Off. A summary of certain material features of the Operative Agreements can be found in the section entitled “Arrangements Between Occidental and Our Company” in the Information Statement (the Information Statement) attached as Exhibit 99.1 to California Resources' Registration Statement on Form 10, initially filed with the Securities and Exchange Commission on June 5, 2014, as amended, and declared effective on October 16, 2014 (the Registration Statement), and is incorporated herein by reference. The summary is qualified in its entirety by reference to the Separation and Distribution Agreement, Stockholder’s and Registration Rights Agreement, Tax Sharing Agreement, Employee Matters Agreement, Transition Services Agreement, Area of Mutual Interest Agreement, Confidentiality and Trade Secret Protection Agreement and Intellectual Property License Agreement, attached hereto as Exhibits 2.1, 10.1, 10.2, 10.3, 10.4, 10.5, 10.6 and 10.7, respectively, each of which is incorporated herein by reference.

Relationships
As more fully described in the section entitled “Arrangements Between Occidental and Our Company” in the Information Statement, we entered into the Operative Agreements with California Resources in the context of our relationship as California Resources' sole stockholder. As a result of the Spin-Off, Occidental now owns 71.5 million shares of California Resources' common stock. Pursuant to the Stockholder’s and Registration Rights Agreement, Occidental granted California Resources a proxy to vote the shares of California Resources’ common stock that Occidental retained after the Distribution in proportion to the votes cast by California Resources’ other stockholders. This proxy, however, will be automatically revoked as to a particular share upon any transfer of such share from Occidental to a person other than Occidental, and neither the voting agreement nor the proxy will limit or prohibit any transfer.

Item 2.01	Completion of Acquisition or Disposition of Assets.
The information included in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. In connection with certain internal restructuring steps implemented in contemplation of the Distribution, Occidental contributed to California Resources the assets of the California oil and gas business of Occidental. In exchange, California Resources has issued shares of its common stock to Occidental, assumed certain liabilities from Occidental and made special cash distributions of $6.1 billion to Occidental.

On November 30, 2014, Occidental effected the Distribution and California Resources is now an independent public company and began trading “regular way” under the symbol “CRC” on the New York Stock Exchange on December 1, 2014. On November 30, 2014, the shareholders of record of Occidental common stock on November 17, 2014 (the “Record Date”) received 0.4 shares of California Resources common stock for each share of Occidental common stock held as of the Record Date.

Item 7.01	Regulation FD.
On December 1, 2014, Occidental issued a press release announcing the completion of the Spin-Off. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(b) Pro Forma Financial Information. The unaudited pro forma condensed consolidated balance sheet of Occidental Petroleum Corporation dated as of September 30, 2014 and unaudited pro forma condensed consolidated statements of income of Occidental Petroleum Corporation for the nine months ended September 30, 2014 and 2013 and for each of the three years ended December 31, 2013 and the related notes there to are filed as Exhibit 99.2 to this Current Report on Form 8-K.
(d)    Exhibits. See “Exhibit Index” attached to this Current Report on Form 8-K, which is incorporated by reference herein.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCCIDENTAL PETROLEUM CORPORATION

DATE:	December 1, 2014	/s/ Jennifer Kirk
Jennifer Kirk
Vice President and Controller

EXHIBIT INDEX

Exhibit No.	Description

2.1	Separation and Distribution Agreement by and between Occidental Petroleum Corporation and California Resources Corporation, dated November 25, 2014.

10.1	Stockholder’s and Registration Rights Agreement by and between Occidental Petroleum Corporation and California Resources Corporation, dated November 25, 2014.

10.2	Tax Sharing Agreement by and between Occidental Petroleum Corporation and California Resources Corporation, dated November 25, 2014.

10.3	Employee Matters Agreement by and between Occidental Petroleum Corporation and California Resources Corporation, dated November 25, 2014.

10.4	Transition Services Agreement by and between Occidental Petroleum Corporation and California Resources Corporation, dated November 25, 2014.

10.5	Area of Mutual Interest Agreement by and between Occidental Petroleum Corporation and California Resources Corporation, dated November 25, 2014.

10.6	Confidentiality and Trade Secret Protection Agreement by and between Occidental Petroleum Corporation and California Resources Corporation, dated November 25, 2014.

10.7	Intellectual Property License Agreement by and between Occidental Petroleum Corporation and California Resources Corporation, dated November 25, 2014.

99.1	Press Release, dated December 1, 2014.

99.2
Unaudited pro forma condensed consolidated balance sheet of Occidental Petroleum Corporation dated as of September 30, 2014 and unaudited pro forma condensed consolidated statements of income of Occidental Petroleum Corporation for the nine months ended September 30, 2014 and 2013 and for each of the three years ended December 31, 2013.